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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 23, 2003

                                 --------------

                               FOTOBALL USA, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                     0-24608               33-0614889
             --------                     -------               ----------
   (State or other jurisdiction of     Commission File       (I.R.S. Employer
    incorporation or organization)          Number          Identification No.)

                   6740 Cobra Way, San Diego, California 92121
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              (Address of principal executive offices and zip code)

                                 (858) 909-9900
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)




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ITEM 7.       Financial Information and Exhibits

                  (c) Exhibits

                          99.1 Press release issued by Fotoball USA, Inc. on July 22, 2003.


ITEM 9.       Regulation FD Disclosure

         In accordance with guidance from the Securities and Exchange Commission in Release No. 33-8216, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

         On July 22, 2003, Fotoball USA, Inc. (the "Company") issued a press release entitled "Fotoball USA Announces Second Quarter 2003 Results; Fotoball Also Announces New Executive Hires and Receipt of Unsolicited Non-Cash Preliminary Indication of Interest." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. This information is being provided under Item 9 in place of Item 12 per interim guidance provided by the SEC.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                FOTOBALL USA, INC
                               -------------------------------------------------
                                                  (Registrant)


Dated: July 23, 2003     BY:   /s/ Thomas R. Hillebrandt
                               -------------------------------------------------
                               Thomas R. Hillebrandt
                               Senior Vice President and Chief Financial Officer
                               (Principal Financial and Accounting Officer)





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